Other Stock Plans	12 Months Ended
Sep. 30, 2011
Other Stock Plans [Abstract]
Other Stock Plans
9	.	OTHER STOCK PLANS
Dividend Reinvestment and Stock Purchase Plan

The Company offers a Dividend Reinvestment and Stock Purchase Plan ("DRIP") to shareholders of record for the reinvestment of dividends and the purchase of additional investments of up to $40,000 per year in shares of common stock of the Company. Under the DRIP plan, the Company issued 48,316 and 45,238 shares in 2011 and 2010, respectively. As of September 30, 2011, the Company had 416,797 shares available for issuance.

Restricted Stock Plan

The Board of Directors of the Company implemented the Restricted Stock Plan for Outside Directors ("Plan") effective January 27, 1997. The Plan is applicable to not more than 100,000 shares of Resources' common stock. Under the Plan, a minimum of 40% of the monthly retainer fee paid to each non-employee director of Resources is paid in shares of common stock ("Restricted Stock"). The number of shares of Restricted Stock is calculated each month based on the closing sales price of Resources' common stock on the NASDAQ National Market on the first day of the month, if the first day of the month is a trading day, or if not, the first trading day prior to the first day of the month. Beginning in fiscal 1998, a participant can, subject to approval of the Board, elect to receive up to 100% of his retainer fee for the fiscal year in Restricted Stock. Such election cannot be revoked or amended during the fiscal year.

The shares of Restricted Stock of Resources issued under the Plan will vest only in the case of a participant's death, disability, retirement (including not standing for re-election to the Board), or in the event of a change in control of Resources. There is no option to take cash in lieu of stock upon vesting of shares under the Plan. The Restricted Stock may not be sold, transferred, assigned or pledged by the participant until the shares have vested under the terms of the Plan. At the time the Restricted Stock vests, a certificate for vested shares will be delivered to the participant or the participant's beneficiary.

The shares of Restricted Stock will be forfeited to Resources by a participant's voluntary resignation during his or her term on the Board, or removal for cause, as a director. Subject to the terms of the Plan, a participant, as owner of the Restricted Stock, has all rights of a shareholder, including but not limited to, voting rights, the right to receive cash or stock dividends and the right to participate in any capital adjustment of Resources. Resources requires that all dividends or other distributions paid on shares of Restricted Stock be automatically sequestered and reinvested on an immediate or deferred basis in additional Restricted Stock.

The directors received a total of 8,953 shares of Restricted Stock in fiscal 2011, representing $94,350 in compensation and $51,297 in dividends. The directors also received 8,390 shares of Restricted Stock in fiscal 2010, representing $83,617 in compensation and $44,187 in dividends reinvested. As of September 30, 2011, the Company had 3,264 shares available for issuance.

Stock Bonus Plan

Under the Stock Bonus Plan, executive officers are encouraged to own a position in the Company's common stock of at least 50% of the value of their annual salary. To promote this policy, the Plan provides that all officers with stock ownership positions below 50% of the value of their annual salaries must, unless approved by the Committee, receive no less than 50% of any performance bonus in the form of Company common stock. Shares from the Stock Bonus Plan may also be issued to certain employees and management personnel in recognition of their performance and service. Under the Stock Bonus Plan, the Company issued 1,549 and 1,422 shares valued at $24,160 and $22,005, respectively, in 2011 and 2010. As of September 30, 2011 the Company had 20,665 shares available for issuance. The unissued shares in the Stock Bonus Plan were not subject to the stock split.